EXHIBIT 99.1

AGREEMENT

This Agreement (this “Agreement”) is dated December 17, 2014, by and among Allison Carroll (the “Seller”) and Pretoria Resources Two, Inc., a Nevada corporation (“PRT”), on the one hand, and Bryan Glass (“Mr. Glass”) and Ronald William (“Mr. Williams”).

Mr. Glass and Mr. Williams may sometimes be referred to herein as a “Purchaser” and together as the “Purchasers.”

RECITALS

A. The Seller desires to sell 950,000 shares (“Shares”) of the common stock (“Common Stock”) of PRT to the Purchasers and to cancel all debt owed by the Company to the Seller; and

B. Purchasers desire to purchase the number of shares of Common Stock for the purchase price set forth on the signature page to this Agreement, and to actively seek a business combination for the Company and pay all costs and expenses of the Company until a business combination is consummated, on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchasers hereby agree as follows:

1.  Purchase and Sale of Shares

(a) Purchase of Shares. Upon the execution hereof, the Seller shall sell to the Purchasers, and the Purchasers shall purchase from the Seller the number of shares of Common Stock for the consideration set forth opposite their respective names on the signature page to this Agreement.

2.  Covenants, Acknowledgements and Representations of the Purchasers

Each Purchaser hereby represents, warrants and acknowledges to the Seller and the Company individually and not jointly, that:

(a) Purchaser acknowledges that the Company is not in good in standing under the corporate laws of the State of Nevada.

(b) Purchaser acknowledges that the Company has not filed periodic reports under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (“SEC”) for the periods ended:

•	Annual report for the period ended December 31, 2013;

•	Quarterly report for the three months ended March 31, 2014;

•	Quarterly report for the three months ended June 30, 2014; and

•	Quarterly report for the three months ended September 30, 2014.

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(c) Purchaser and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested by the Purchaser. Seller has heretofore made available to the Purchaser (through the SEC's EDGAR portal) true, complete and correct copies of all SEC Documents.

(d) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment in the Shares and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to his acquisition of the Shares.

(e) Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state (collectively, the “Securities Laws”) and that the Shares that are being sold to the Purchaser in reliance on exemptions from the registration requirements under the Securities Laws and the undersigned's representations and agreements contained herein.

(f) Purchaser understands that in selling the Shares to the Purchaser, the Seller is relying on exemptions from the registration requirements under the Securities Laws and, as such is relying on the representations, warranties and agreements made by the Purchaser herein.

(g) Purchaser understands that the Shares are not freely transferable and that, because the Company is a “shell company,” as such term is defined under the Rules and Regulations promulgated under the Securities Act, and that, in the opinion of the staff of the Securities and Exchange Commission, (i) in most, if not all, cases, the resale of securities of such companies is restricted and such securities can only be resold through registration under the Securities Act and (ii) Rule 144 promulgated under the Securities Act is not available to promoters or affiliates of shell companies or to their transferees unless and until the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•	at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

(h) Purchaser is acquiring the Shares for the undersigned's own account, for investment purposes only. Purchaser covenants and agrees with the Company that he will not transfer, sell, assign, pledge, hypothecate, encumber or dispose of all or any portion of the Shares nor any interest therein, other than in the case of gifts of the Shares to family members or associates.

(i) Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE OFFER, ASSIGNMENT, PLEDGE, TRANSFER, OR DISTRIBUTION THEREOF OR ANY INTEREST THEREIN. NO SUCH OFFER, ASSIGNMENT, PLEDGE, TRANSFER OR DISTRIBUTION MAY BE AFFECTED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN ITS SOLE DISCRETION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

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(j) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Purchaser or other transferee to whom such Shares shall have been so transferred.

(k) The Company may refuse to authorize any transfer by the undersigned of all or a portion of the Shares if the proposed transferee does not make written representations and agreements to the Company and the undersigned in form and substance similar to those contained herein, or if any circumstances are present which reasonably indicate that such transferee's representations are not accurate.

(l) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.  Representations and Warranties of the Seller and the Company

The Seller and the Company hereby represent and warrant, jointly and severally, to each Purchaser that:

(a) Ownership of Shares. The Seller owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Purchasers pursuant to this Agreement, the Shares free and clear of any and all liens, encumbrances or charges of any kind or nature. There are no options, rights, voting trusts, shareholder agreements or any other contracts or understandings to which the Seller is a party or by which the Seller or the Shares are bound with respect to the issuance, sale, transfer, voting or registration of the Shares. Upon the execution of this Agreement by all parties, the Purchasers will acquire good, valid and marketable title to the Shares, free and clear of any and all liens, encumbrances or charges of any kind or nature.

(b) Company Debt and Liabilities.

         (i) Schedule 3(b)(i) sets forth a list of the principal amount of all Company debt as of September 30, 2013 (the “Aggregate Indebtedness”). Of the Aggregate Indebtedness, (A) $72,095.00 is owed to the Seller (the “Carroll Debt”), and (B) $15,000.00 is owed to Gail Davis (the “Davis Debt”). By letter to the Company dated November 14, 2013, a copy of which is attached hereto as Exhibit A, Gail Davis cancelled and forgave all indebtedness owed to her by the Company as of said date.

         (ii) Schedule 3(b)(ii) sets forth a list of all Company debt after September 30, 2013.

         (iii) Schedule 3(b)(iii) sets forth a list of all liabilities of the Company outstanding as of the date of this Agreement.

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(c) Ownership of Carroll Debt. The Seller is the sole owner of record and holder of the Carroll Debt free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Seller has not assigned or pledged any interest therein, no other person or entity has any right in or to the Carroll Debt and Seller and has the unrestricted right and power to relinquish and cancel the Carroll Debt with out the consent or participation of any party.

(d) Organization and Qualification. The Company is duly organized under the laws of the State of Nevada and has the requisite power and authority to own its properties and to carry on its business as now being conducted. The Company currently is not in good standing under the laws of the State of Nevada by reason of its failure to file the annual reports required under the corporate and other laws of the State of Nevada.

(e) Subsidiaries. The Company does not have any subsidiaries and does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any other entity.

(f) Authorization; Enforcement; Validity. The Seller and the Company have the requisite power and authority to enter into and perform their respective obligations under this Agreement and, in the Seller’s case, to sell the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the Seller and the sale of the Shares have been duly authorized and no further filing, consent, or authorization is required by the Seller or the Company or its Board of Directors or its stockholders in connection therewith. This Agreement has been duly executed and delivered by each of the Seller and the Company and constitutes the legal, valid and binding obligation of the Seller and the Company, as the case may be, enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(g) Capitalization of the Company. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof, there are 1,000,000 shares of Common Stock outstanding and no shares of preferred stock outstanding or designated. All shares of Common Stock currently outstanding have been duly authorized, validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, or other securities or contracts that could require the Company to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for the capital stock of the Company.

(h) No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the Company and the consummation by the Seller of the sale of the Shares and will not (i) in the case of the Company, result in a violation of the Articles of Incorporation, Bylaws or other organizational document of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Seller or the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company or by which any property or asset of the Seller or the Company is bound or affected.

(i) Consents.The Company is not required to obtain any consent, approval, authorization, declaration of permit of, action by, filing with, notification to or order of any governmental entity or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.

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(j) Shell Company Status. The Company is not currently engaged in any business operations and is not a party to or bound by any material contract or commitment, and has, since its organization, been a “shell company,” as such term is defined in Rule 12b-2 promulgated under the Exchange Act. The Company is not a party to or bound by, and its assets and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

(k) Registration under Exchange Act. The Company's class of common stock is registered under Section 12(g) of the Exchange Act and The Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act.

(l) SEC Documents. The Company has heretofore made available to the Purchasers through the EDGAR Portal true, complete, and correct copies of all documents (“SEC Documents”) filed by the Company with the Securities and Exchange Commission (“SEC”). The financial statements included in the SEC Documents complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (except, in the case of unaudited financial statements, as permitted by the rules and regulations of the SEC) and fairly present, subject, in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows.

(m) No Undisclosed Liabilities. Except as disclosed in the SEC Documents and on Schedule 3(b), the Company has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise).

(n) No Material Adverse Effect. Since September 30, 2013, except as may otherwise be disclosed elsewhere in this Agreement, no event has occurred which would have a material adverse effect on the Company’s business or financial condition that would be required to be disclosed by the Company in a report required to be filed with the SEC.

(o) Constitutional Documents.The Company’s Articles of Incorporation and Bylaws as filed with the Securities and Exchange Commission as exhibits to its registration statement on Form 10SB on November 7, 2007 have not been amended and are in full force and effect as so filed.

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(p) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors in their capacities as such.

(q) Compliance with Law and Government Regulations. The Company is in material compliance with and is not in violation of applicable federal, state, local or foreign statutes, laws and regulations affecting its properties or the operation of its business, other than any violations, singly or in the aggregate, that would not have a material adverse effect on the business or financial condition of the Company. The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(r) Accuracy of Information Furnished. No representation, statement, or information contained in this Agreement (including the schedules) or any document executed in connection herewith or delivered pursuant hereto, or made available or furnished to the Purchasers or their representatives by the Company or its representatives contains any untrue statement of a material fact, or omits any material fact necessary to make the information contained herein or therein not misleading.

4.  Other Agreements of the Parties

(a) Cancellation of Carroll Debt. In consideration of the Purchasers’ commitments herein, as of the date hereof, Seller hereby irrevocably, unconditionally and permanently:

         (i) contributes the Carroll Debt to the capital of the Company;

         (ii) discharges the Company from its obligation to repay the Carroll Debt, and surrenders any and all of her rights to collect any of the Carroll Debt; and

         (iii) releases, acquits, and forever discharges the Company, its past, current and future representatives, officers, directors, employees, shareholders, agents, attorneys, heirs, predecessors, successors, assigns, affiliates, and controlling persons, past and present, and each of them, from any and all known or unknown claims, charges, promises, actions, or similar rights that Seller presently may have relating in any way to its rights to collect the Carroll Debt.

(b) Agreements of Purchasers. Purchasers hereby agree with Seller that they shall:

         (i) pay to the persons identified on Schedule 3(b)(iii) all amounts listed thereon;

         (ii) prepare and file federal tax returns for the Company and pay any taxes owing and all costs associated therewith; and

         (iii) until the first to occur of a “Business Transaction” (as such term is defined in the Company’s reports under the Exchange Act) or two years from the date hereof:

(A) pay all costs and expenses of any kind or nature to be incurred by the Company after the date hereof in connection with its operations generally, including all taxes, state corporate fees and all costs and expenses that the Company will incur in connection with satisfying its obligations under the Exchange Act; and

(B) actively engage in the identification of and negotiation with an operating company with which this Company will enter into a “business combination” and to pay all costs and expenses of the Company that may be incurred in connection with such activities.

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(c) Indemnification. From and after the date of this Agreement, Seller agrees to indemnify, defend, save and hold harmless the Company and the Purchasers and their respective affiliates, successors and assigns, and their respective directors, officers, shareholders, employees and agents (each, a “Purchaser Indemnified Party”), from and against any and all loss, liability, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of any party to this Agreement or any third-party claims, including interest, reasonable attorneys’ fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (individually and collectively, the “Losses”) sustained or incurred by any Purchaser Indemnified Party relating to, resulting from, based upon or arising out of any breach of any representations or warranties of the Seller or the Company set forth in Article 3; provided, however, that the Seller shall not be liable for (i) any Losses that are less than $250 in the aggregate or (ii) any portion of any Loss(es) resulting from a breach by Purchaser of any of its obligations under this Agreement or from Purchaser’s gross negligence, fraud or willful misconduct.

(d) Appointment of Director. Upon the execution of this Agreement, the board of directors of the Company shall increase the number of directors constituting the board to two persons and name Bryan Glass to fill the vacancy created on the board thereby.

(e) Resignation as Officer. Concurrent with the execution of this Agreement, Seller shall resign as the Company’s president, chief executive officer and chief financial officer.

5.  Miscellaneous Provisions

(a) Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(b) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing to the coordinates set forth on Schedule 5(b) and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier.

(c) Survival of Warranties.Unless otherwise set forth in this Agreement, the representations and warranties of the Seller and the Company, on the one hand, and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

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(d) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(e) Governing Law. This Agreement shall be governed by the internal laws of the State of New York.

(f) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction.

(i) Amendments and Waivers. No term of this Agreement may be amended, terminated or waived without the written consent of the Seller, Company and each Purchaser.

(j) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(k) Entire Agreement. This Agreement including the Schedules and Exhibits hereto, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

Remainder of page intentionally left blank.

Signature page follows.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

SELLER:
ALLISON CARROLL

/s/ Allison Carroll
Allison Carroll

COMPANY:
PRETORIA RESOURCES TWO, INC.

By:	/s/ Allison Carroll
Allison Carroll
President

PURCHASERS:
	BRYAN GLASS	RONALD WILLIAMS

	/s/ Bryan Glass	/s/ Ronald Williams
	Bryan Glass	Ronald Williams

	No. of Shares: 500,000	No. of Shares: 450,000
	Purchase Price: $10.00	Purchase Price: $10.00

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SCHEDULE 3(b)

COMPANY DEBT AND LIABILITIES

(i) Debt owed by the Company as of September 30, 2013:

Name of Creditor	Amount of Debt

Allison Carroll	$72,095.00

Gail Davis	$15,000.00

(ii) Debt incurred by the Company since September 30, 2013:

Name of Creditor	Amount of Debt

Allison Carroll	$3,701.00

(iii) Liabilities of the Company as of December 11, 2014:

Name of Creditor	Amount	Nature of Liability

Brenda Pressley	$1,050.00	Preparation of financial statements
Discount EDGAR, Inc.	$1,000.00	SEC filings and XBRL
State of Nevada	$705.00	Annual corporate filing fees

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EXHIBIT A

LETTER FROM GAIL DAVIS CANCELLING DEBT